Acquisitions and Divestitures	9 Months Ended
Jul. 31, 2026
Disclosure of detailed information about business combination [abstract]
Acquisitions and Divestitures
Note 13: Acquisitions and Divestitures
Acquisitions
Burgundy Asset Management Ltd.
On November 1, 2025, we completed the acquisition of Burgundy Asset Management Ltd., a leading independent wealth manager in Canada, providing discretionary investment management for private clients, foundations, endowments, pensions and family offices. Burgundy operates as a wholly-owned subsidiary of BMO. The purchase price of $654 million comprised $61 million in cash, $481 million in shares of a wholly-owned subsidiary of BMO that were exchanged into BMO common shares on close, and $112 million of contingent consideration payable in similarly exchangeable shares. The $112 million of contingent consideration represents the fair value of a holdback to be paid subject to Burgundy maintaining certain assets under management 18 months post-close and the fair value of a potential earn-out, payable in the future based on the achievement of certain growth targets. The acquisition was accounted for as a business combination, and the acquired business and corresponding goodwill are included in our Wealth Management reporting segment.
As part of this acquisition, we acquired customer relationship intangible assets valued at $375 million and goodwill of $319 million. Customer relationship intangible assets will be amortized over 12 years. Goodwill primarily reflects the expected future economic benefits from expanding our wealth advice and private investment counsel offering and is not deductible for tax purposes.
The fair values of the assets acquired and liabilities assumed at the date of acquisition are as follows:

(Canadian $ in millions)
November 1, 2025
Customer relationship intangible assets	$375
Other assets	89
Total assets	464
Deferred tax liabilities	99
Other liabilities	30
Total liabilities	129
Goodwill	319
Purchase price	$654
The purchase price allocation for Burgundy is subject to refinement as we complete the valuation of the assets acquired and liabilities assumed.

Contingent consideration is remeasured at fair value each reporting period. The fair value of contingent consideration was remeasured to $198 million in the third quarter, and the resulting increases of $63 million and $86 million for the three and nine months ended July 31, 2026, respectively, were recorded as a reduction in non-interest revenue, other revenues. Changes in the fair value of the contingent consideration are not recognized for tax purposes.

Euroz Hartleys Group Capital Markets Business
On June 29, 2026, we entered into a definitive agreement to acquire the Australia-based metals and mining focused capital markets business of Euroz Hartleys Group Limited (Euroz Hartleys). This acquisition is expected to close in the fourth quarter of calendar 2026, subject to Euroz Hartleys shareholder approval, regulatory approvals and satisfaction of other customary closing conditions. Following closing, the acquired business will form part of the Capital Markets operating segment. The impact of this acquisition is not expected to be material to the bank.

Divestitures
Sale of Certain U.S. Branches
On October 16, 2025, we entered into a definitive agreement to sell 138 BMO branches in select U.S. markets that are part of our U.S. Banking operating segment to First-Citizens Bank & Trust Company (First Citizens Bank). Under the terms of this agreement, First Citizens Bank will assume approximately US$5.3 billion (CAD$7.4 billion) in deposits and purchase approximately US$0.7 billion (CAD$1.0 billion) in loans as at July 31, 2026, for a net deposit premium of approximately 5 percent paid on closing. This transaction is expected to close in the fourth quarter of fiscal 2026, subject to regulatory approvals and customary closing conditions. As this transaction met the accounting requirements for assets held for sale, we recognized a write-down of goodwill of US$73 million (CAD$102 million) before and after-tax in the fourth quarter of 2025. In the second quarter of 2026, we recognized an additional write-down of goodwill of US$13 million (CAD$17 million) before and after-tax based on updated assumptions. The write-down is included in non-interest expense, other, in our Consolidated Statement of Income, reported in Corporate Services. These amounts are subject to closing adjustments, including fair values and foreign exchange rates prevailing at the date of closing.

Sale of Transportation Finance and Vendor Finance Business
On May 11, 2026, we entered into a definitive agreement with Stonepeak for the sale of BMO’s Transportation Finance and Vendor Finance businesses, including related loan portfolios which are part of our U.S. Banking and Canadian P&C operating segments, representing approximately US$9.2 billion (CAD$12.9 billion) and CAD$1.7 billion respectively, as at July 31, 2026. Stonepeak will acquire the assets of these businesses for cash consideration and an earn-out contingent upon the business achieving specified future performance targets. BMO will use a portion of the consideration to invest an approximate 19.9% equity interest in the new entity.
As the transaction met the accounting requirements for assets held for sale, we recognized a charge of $1.1 billion pre-tax ($1.0 billion after-tax), primarily related to goodwill in the third quarter of 2026. The charge is included in non-interest expense, other, in our Consolidated Statement of Income and is reported in Corporate Services. The final amount is subject to closing adjustments and foreign exchange rates prevailing at the date of closing. This transaction is expected to close in the fourth quarter of fiscal 2026, subject to regulatory approvals and customary closing conditions.

Subsequent Event
Sale of Moneris Solutions Corporation
On August 10, 2026, we, together with Royal Bank of Canada, entered into a definitive agreement with Francisco Partners for the sale of jointly-owned Moneris Solutions Corporation for cash consideration of approximately $2.0 billion, of which BMO’s share is 50%. We expect to record a gain on closing of approximately $620 million pre-tax ($600 million after-tax), which will be recorded in non-interest revenue, in our Consolidated Statement of Income, reported in Corporate Services. The transaction is expected to close by the end of the first quarter of fiscal year 2027, subject to regulatory approvals and customary closing conditions.